UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2008

TEKOIL  & GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-52100	34-2035350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

25025 I-45 North, Suite 525, The Woodlands, Texas 77380
(Address of principal executive offices, including Zip Code)

(281) 364-6950
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit and Guaranty Agreement

As previously disclosed, on November 13, 2006, the Company executed a Purchase and Sale Agreement with Masters Resources, LLC and Masters Oil and Gas, LLC (together the “Sellers”), pursuant to which the Company’s subsidiary, Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company (the “Subsidiary”) acquired four properties, consisting of interests in Trinity Bay, Redfish Reef, Fishers Reef, and North Point Bolivar Fields, located in Galveston and Chambers Counties in Galveston Bay, Texas. This transaction was consummated on May 11, 2007.

The cash portion of the consideration paid to the Sellers was paid with $30 million of a $50 million Senior Secured Credit Facility (the “Loan”) arranged by Goldman Sachs E & P Capital, a division of Goldman, Sachs & Co. The terms of the Loan were set forth in a Credit and Guaranty Agreement dated as of May 11, 2007 (the “Credit Agreement”), by and among the Subsidiary, the Company and the other Guarantors (defined therein) party thereto from time to time, the Lenders (defined therein) party thereto from time to time, J. Aron & Company, as Lead Arranger and as Syndication Agent, and J. Aron & Company, as Administrative Agent (“Administrative Agent,” together with the Lenders, the “Lender Parties”) for the Lenders. A copy of the Credit Agreement was filed as Exhibit 10.29 to the Company’s amended current report on Form 8-K/A filed on May 23, 2007.

The Credit Agreement was amended on July 2, 2007 and August 15, 2007, in each case, to waive certain defaults by the Company under the Credit Agreement and to extend deadlines with respect to certain deliveries and payments required to be made by the Company and the Subsidiary under the Credit Agreement. A copy of Amendment No. 1 to the Credit Agreement was filed as Exhibit 10.49 to the Company’s current report on Form 8-K filed on July 10, 2007. A copy of Amendment No. 2 to the Credit Agreement was filed as Exhibit 10.51 to the Company’s current report on Form 8-K filed on August 21, 2007.

On October 24, 2007, the Subsidiary, the Company and the Lender Parties entered into Amendment No. 3 and Waiver with respect to the Credit Agreement (“Amendment No. 3”) to extend deadlines with respect to certain deliveries and payments required to be made by the Company and Subsidiary and to waive certain defaults by the Company under the Credit Agreement and to include certain additional Events of Default thereunder. A copy of Amendment No. 3 was filed as Exhibit 10.57 to the Company’s Form 8-K filed on October 29, 2007.

In connection with Amendment No. 3, Mark S. Western, the Company’s Chief Executive Officer, executed a Limited Guaranty (the “Limited Guaranty”), pursuant to which he agreed to personally guaranty certain of the Company’s obligations under the Credit Agreement. A copy of  the Limited Guaranty was filed as Exhibit 10.58 to the Company’s current report on Form 8-K filed on October 29, 2007.

On January 18, 2008, the Subsidiary, the Company and the Lender Parties entered into Amendment No. 4 and Waiver with respect to the Credit Agreement (“Amendment No. 4”) and Mark S. Western executed a Reaffirmation of Guaranty (the “Reaffirmation Guaranty”), pursuant to which he ratified, confirmed and acknowledged his personal guaranty of the Company’s obligations under the Credit Agreement. A copy of Amendment No. 4 and the Reaffirmation Guaranty are attached to this report as Exhibits 10.70 and 10.71, respectively, and are incorporated herein by reference and certain provisions thereof are summarized below.

Amendment No. 4 waived certain Events of Default by the Company under the Credit Agreement and amended the Credit Agreement to require the Company to make principal payments on the Loans on a monthly basis in an amount equal to (i) the greater of (a) $1,000,000, and (b) 100% of Adjusted Net Cash Flow (as defined in the Credit Agreement) for the immediately preceding month, beginning on January 26, 2008 and monthly thereafter through June 26, 2008, and (ii) the greater of (a) $2,000,000, and (b) 100% of Adjusted Net Cash Flow for the immediately preceding month, beginning on July 26, 2008 and monthly thereafter until the maturity date. Amendment No. 4 also extended (i) to March 8, 2008, the date on which the Company is required to provide certain title opinions covering Texas State Lease MF030085 (State Tract 5-8A), and (ii) to February 18, 2008, the date on which the Company is required to have received net cash proceeds from the issuance of debt or sale of its capital stock in an aggregate amount of at least $5,000,000.

In addition, Amendment No. 4 amended the Credit Agreement to include as additional Events of Default thereunder (i) the failure of the Company to notify the Administrative Agent within one business day after receiving any notice of the filing, or threatened filing, of any mechanic's and materialman's lien, or similar lien, by J-W Power Company and to deposit in the Collateral Account (as defined in the Credit Agreement), within 15 days after Company's receipt of any such notice, $370,000 or such greater amount as is sufficient to adequately reserve for the liabilities asserted by J-W Power Company; (ii) the failure of the Company to deliver by January 31, 2008 the report required by Section 5.2(f) of the Credit Agreement for the month of October; (iii) the failure of the Company to deliver by March 31, 2008 the Company’s business plan for fiscal year 2008; (iv) the failure of the Company to deliver by January 31, 2008 the insurance coverage report required by Section 5.2(k) of the Credit Agreement; (v) the failure of the Company to hire on or before February 18, 2008 an operations consultant and financial consultant acceptable to the Administrative Agent; (vi) the failure of the Company to hire a regulatory matters consultant within 15 days following a request by the Administrative Agent; (vii) the failure of the Company to document by April 30, 2008 its unnamed, unnumbered workover rig barge (the “Barge”) with the United States Coast Guard and to deliver a preferred vessel mortgage with respect to the Barge; and (viii) the failure of the Company to settle in full its obligations with respect to certain demand promissory notes payable to Geophysical Pursuit Inc. (“GPI”) in the aggregate amount of $983,500 on or before February 29, 2008 or the occurrence of any acceleration of these notes, or the commencement of any remedies or filing of any suit by or on behalf of GPI with respect to these notes.

In connection with the execution of Amendment No. 4, the Company also acknowledged, confirmed and agreed that for so long as any Event of Default or Potential Event of Default (as such terms are defined in the ISDA Agreement) is outstanding with respect to the Company, and at all times prior to the Capitalization Date (as defined in the ISDA Agreement) (a) any obligation the Lender Counterparty under the ISDA Agreement may have to make any payment shall be suspended, and (b) any amounts payable by the Lender Counterparty under the ISDA Agreement may be applied to the Company’s outstanding obligations under the Credit Agreement at the Administrative Agent's election.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired .

None.

(b) Pro Forma Financial Information .

None.

(c) Shell Company Transactions .

None

(d) Exhibits .

Exhibit 10.70
Amendment No. 4 and Waiver, dated as of January 18, 2007, by and among Tekoil and Gas Gulf Coast, LLC, the Company, the Lenders, J. Aron & Company, as Lead Arranger and as Syndication Agent, and J Aron & Company, as Administrative Agent for the Lenders and as counterparty under the ISDA Master Agreement dated as of May 11, 2007. (filed herewith)

Exhibit 10.71	Reaffirmation of Guaranty, dated January 18, 2008, by Mark S. Western in favor of J. Aron & Company, as Administrative Agent. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKOIL & GAS CORPORATION

Date: January 25, 2008	/s/ Gerald Goodman
Gerald Goodman Chief Financial Officer